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                                                                    EXHIBIT 10.5


                            [ASTRAZENECA LETTERHEAD]


John Siebert
CIMA Laboratories Inc

                                                                  29 August 2002



Our Ref:                        Your Ref:   Tel:                 Fax:
Agt/Comm/Cima/Lic & Supply                  +44 1625 230089      +44 1625 514061

Dear John

LICENSE AGREEMENT DATED 28 MAY 1999 BETWEEN CIMA LABORATORIES INC AND IPR PHARMACEUTICALS INC (THE "AGREEMENT")

We note that the Agreement historically refers to OraSolv Technology in relation to the production of fastmelt tablets and are aware that under the resulting Supply Agreement, DuraSolv Technology is being utilized to produce fastmelt tablets. We therefore would appreciate it if you could sign and return a copy of this letter to us to confirm that the definition of OraSolv Technology in the Agreement includes the DuraSolv Technology used at present (plus any associated improvements as defined in the Agreement) in the manufacture of Zomig Rapimelt tablets.

Many thanks for your assistance in this clarification.

Yours sincerely,


Ken Tinebo
Supply Chain & Logistics

Signed and Accepted on behalf of CIMA Laboratories Inc by


/s/ John M. Siebert                        30 Aug, 2002
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John Siebert